AMENDMENT NO. 15
Dated as of October 31, 2014
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001

This AMENDMENT NO. 15 (this “Amendment”) dated as of October 31, 2014 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, LLC (as successor to UGI Energy Services, Inc.), a Pennsylvania limited liability company (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as issuer (together with its successors and permitted assigns, the “Issuer”) and as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.

SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) The following new defined terms and definitions thereof are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Anti-Terrorism Laws” means any applicable laws or regulation relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such applicable laws or regulations, all as amended, supplemented or replaced from time to time.

“Covered Entity” means (a) the Seller, the Servicer and each Originator and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

“Eligible Unbilled Receivable” means, at any time, any Receivables as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof if (a) the related Originator has recognized the related revenue on its financial books and records under GAAP; and (b) not more than 30 days have expired since such Receivable arose.

“Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

“Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law.

“Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

(b) The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended as follows:

(i) Clause (a)(i) thereof is replaced in its entirety with the following:

(i) (A) a United States resident and (B) not a Sanctioned Person,

(ii) Clause (a)(iv) thereof is amended by replacing the amount “$10,000,000” where it appears therein with the amount “$12,500,000”;

(iii) Clause (m) thereof is replaced in its entirety with the following:

(m) that (i) is neither a Defaulted Receivable nor a Delinquent Receivable and (ii) either (A) is an Eligible Unbilled Receivable or (B) has been billed or invoiced to the related Obligor,

(c) The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Excess Concentration” means, at any time, without duplication, the sum of:

(i) the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to: (a) the applicable Concentration Percentage for such Obligor, multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(ii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables that are Eligible Unbilled Receivables exceeds 35% of the Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

(d) Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “October 31, 2014” where it appears therein with the date “October 30, 2015”.

(e) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Purchase Limit” means (i) at any time on or after October 31, 2014 and prior to but excluding June 2, 2015, $150,000,000 and (ii) at any time on and after June 2, 2015, $75,000,000, in each case, as such amount may be subsequently reduced pursuant to Section 1.1(b) of the Agreement; provided, that any such reduction of the Purchase Limit then in effect pursuant to clauses (i) or (ii) above, as applicable, shall automatically and permanently reduce the amount of the Purchase Limit set forth in such other clauses above in the same proportion as the percentage of the reduction of the Purchase Limit then in effect. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.

(f) Section 1(s) of Exhibit III to the Agreement is replaced in its entirety with the following:

(s) The Seller is not an “investment company,” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. In addition, the Seller is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

(g) The following new Section 1(w) is hereby added to Exhibit III to the Agreement immediately following existing Section 1(v) thereof:

(w) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(h) The following new Section 2(p) is hereby added to Exhibit III to the Agreement immediately following existing Section 2(o) thereof:

(p) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(i) The following new Section 1(r) is hereby added to Exhibit IV to the Agreement immediately following existing Section 1(q) thereof:

(r) Anti-Money Laundering/International Trade Law Compliance. No Covered Entity will become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use the proceeds of any purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay Seller’s obligations under this Agreement and each of the other Transaction Documents will not be derived from any unlawful activity. Each Covered Entity shall comply with all Anti-Terrorism Laws. Seller shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event.

(j) The following new Section 2(l) is hereby added to Exhibit IV to the Agreement immediately following existing Section 2(k) thereof:

(l) Anti-Money Laundering/International Trade Law Compliance. No Covered Entity will become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use the proceeds of any purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay Servicer’s obligations under this Agreement and each of the other Transaction Documents will not be derived from any unlawful activity. Each Covered Entity shall comply with all Anti-Terrorism Laws. Servicer shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event.

(k) Clause (g) of Exhibit V of the Agreement is hereby amended by (i) replacing the percentage “2.25%” where it appears in clause (i)(A) thereof with the percentage “2.75%” and (ii) replace the percentage “1.50%” where it appears in clause (ii)(A) thereof with the percentage “2.00%”.

SECTION 3. Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:

(a) the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and

(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof provided that the Administrator shall have received counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto.

SECTION 5. References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

SECTION 6. Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 8. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

SECTION 11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 12. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENERGY SERVICES FUNDING CORPORATION

By:
Name:
Title:

UGI ENERGY SERVICES, LLC

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,

as Issuer and Administrator

By:
Name:
Title: